UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 3, 2007
                                                          --------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

               001-09974                                13-2866202
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        (Commission File Number)               (IRS Employer Identification No.)

          527 MADISON AVENUE
          NEW YORK, NEW YORK                              10022
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.
            ------------

On May 3, 2007, the Company issued a press release announcing that its wholly owned subsidiary Enzo Life Sciences and Abbott have entered into an agreement covering the supply of certain of Enzo's product to Abbott Molecular for use in their FISH product line. The companies have also entered into a limited non-exclusive royalty bearing cross-licensing agreement of patents for fluorescence in situ hybridization ("FISH") systems, comparative genomic hybridization ("CGH") analysis and labeling and detection technologies. The press release issued by the Company announcing the foregoing is included as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------
(c) Exhibits.
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Exhibit No.       Description
-----------       -----------

99.1 Press Release of Enzo Biochem, Inc., dated May 3, 2007, announcing agreements with Abbott

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENZO BIOCHEM, INC.


Date:  May 3, 2007              By:  /s/ Barry Weiner
                                        ----------------------------------------
                                        Barry Weiner
                                        President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1 Press Release of Enzo Biochem, Inc., dated May 3, 2007, announcing agreements with Abbott